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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Pre-Effective Amendment No. 1 to Form SB-2 Registration Statement on Form S-3 of our report dated March 30, 2000 relating to the consolidated financial statements of Finantra Capital, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





PricewaterhouseCoopers LLP
Fort Lauderdale, Florida
May 23, 2000